Supplement Dated July 21, 2014
To The Prospectuses Dated April 29, 2013 For

PERSPECTIVE INVESTOR®; ULTIMATE INVESTOR®; JACKSON ADVISOR®
Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY®
Through JACKSON NATIONAL SEPARATE ACCOUNT IV

PERSPECTIVESM
Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®
Through JNLNY SEPARATE ACCOUNT I

PERSPECTIVE INVESTOR®
Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®
Through JNLNY SEPARATE ACCOUNT IV

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference.

Effective September 15, 2014, the Investment Division of the Separate Account investing in the JNL/Mellon Capital Communications Sector Fund ("the Division") will stop accepting any additional allocations or transfers.

Important Note: If you currently have an automatic program, such as Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep, and Rebalancing, and it includes an allocation to the Division, you can continue to include the Division under the program based on your existing election until you revise or terminate the automatic program. Any change made on or after September 15, 2014 to the existing automatic program is not permitted if you wish to continue to include the Division under the program. The Division will not be available for any new or revised allocation instructions under any automatic program.

If you have future allocation instructions on file with us that include an allocation to the Division, you should choose a replacement Investment Division by September 12, 2014. If you have not chosen a replacement Investment Division and make a subsequent premium payment on or after September 15, 2014, all such allocations to the Division prior to our receipt of new allocation instructions will be allocated to the JNL/WMC Money Market Investment Division. Please consult your representative promptly to assist you in subsequently reallocating the Contract/Policy value in the JNL/WMC Money Market Investment Division to any other available Investment Division.

Amounts invested in the Division as of September 12, 2014 will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of the Division in connection with the usual transactions under a Contract/Policy, such as partial withdrawals or withdrawals under a GMWB, if available. However, if you transfer out of the Division on or after September 15, 2014 you will not be able to transfer back in.

For additional information, please see the Supplement dated July 21, 2014 to the JNL® Variable Fund LLC prospectus.

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(To be used with VC5825GW 04/14, VC5884GW 04/14, VC5885GW 04/14, NV3174GW 04/14, NV3174CEGW 04/14 and NV5825GW 04/14)
CMX13395 07/14